Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
Offer to Exchange Shares of Class B-1 Common Stock
for Unsecured Subordinated Notes due March 15, 2012

THE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MONDAY, JUNE 14, 2010, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).

Mail or deliver this Letter of Transmittal to:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call (877) 248-6417 or (718) 921-8317

Name(s) and Address of Holder(s)
If there is any error in the name or address shown below, please make the necessary corrections

DESCRIPTION OF SHARES TENDERED
(Please fill in.  )

Number of Shares of
Class B-1 Common Stock to be Tendered

TOTAL SHARES

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meaning given them in the Offer to Exchange, dated May 17, 2010 (as amended and supplemented from time to time, the “Offer”) of Towers Watson & Co., a Delaware corporation (“we”, “us”, the ‘Company” or “Towers Watson”).

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If shares of Class B-1 Common Stock are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

This Letter of Transmittal is being delivered to you in connection with the Offer by Towers Watson to exchange each share of Class B-1 Common Stock for an unsecured subordinated note due March 15, 2012 (a “New Note”, and collectively, the “New Notes”) with each New Note having a principal amount equal to the “Exchange Ratio”, provided that the aggregate principal amount of the New Notes does not exceed $200,000,000, upon the terms and subject to the conditions set forth in the Offer to Exchange, dated May 17, 2010 (as amended and supplemented from time to time, the “Offer to Exchange”) and the related offer materials (as amended and supplemented from time to time, the “Offer Documents”).

Each holder validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, on the Expiration Date shall receive New Notes, subject to prorating.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meaning given them in the Offer to Exchange, dated May 17, 2010 (as amended and supplemented from time to time, the “Offer”) of Towers Watson & Co., a Delaware corporation (“we”, “us”, the “Company” or “Towers Watson”).

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If shares of Class B-1 Common Stock are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2 below.

This Letter of Transmittal is being delivered to you in connection with the Offer by Towers Watson to exchange each share of Class B-1 Common Stock for an unsecured subordinated note due March 15, 2012 (a “New Note”, and collectively, the “New Notes”) with each New Note having a principal amount equal to the “Exchange Ratio”, provided that the aggregate principal amount of the New Notes does not exceed $200,000,000, upon the terms and subject to the conditions set forth in the Offer to Exchange, dated May 17, 2010 (as amended and supplemented from time to time, the “Offer to Exchange”) and the related offer materials (as amended and supplemented from time to time, the “Offer Documents”).

Each holder validly tendered and not validly withdrawn prior to 12:00 midnight, New York City time, on the Expiration Date shall receive New Notes, subject to prorating.

The Offer is made upon the terms and subject to the conditions contained in the Offer Documents.

All tenders of shares of Class B-1 Common Stock pursuant to the Offer must be received by the Exchange Agent no later than 12:00 midnight, New York City time, on the Expiration Date. The Company will notify holders of shares of Class B-1 Common Stock of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

The Company may terminate the Offer at any time in its sole discretion.

The method of delivery of shares of Class B-1 Common Stock, Letters of Transmittal and all other required documents are at the election and risk of the holders of shares of Class B-1 Common Stock. It is recommended that registered mail properly insured, with receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. The Letter of Transmittal should not be sent to the Company.

A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein no later than 12:00 midnight, New York City time, on the Expiration Date. Any Letter of Transmittal received after such time will not be accepted.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the Offer to Exchange and this Letter of Transmittal which have been delivered to you in connection with the Offer. Each holder that validly tenders and does not validly withdraw shares of Class B-1 Common Stock on or prior to 12:00 midnight, New York City time, on the Expiration Date shall receive New Notes, subject to prorating (and, solely in the case of a Non-U.S. Holder, transfer of sufficient funds as set forth in Instructions 1 and 7). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Offer to Exchange.

Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to the Exchange Agent the shares of Class B-1 Common Stock indicated below pursuant to the Offer.

Subject to and effective upon the acceptance for exchange of and exchange of validly tendered shares of Class B-1 Common Stock, by executing and delivering a Letter of Transmittal, the undersigned: (i) irrevocably sells, assigns, and transfers to, or upon the order of, the Company, all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the shares of Class B-1 Common Stock tendered thereby; (ii) waives any and all rights with respect to the shares of Class B-1 Common Stock tendered, and (iii) releases and waives any and all claims or causes of action of any kind whatsoever, whether known or unknown that, directly or indirectly, arise out of or are in any manner connected with such holder’s or its successors’ and assigns’ ownership or acquisition of the shares of Class B-1 Common Stock, including any accrued interest and any related transaction, event, circumstance, action, failure to act or occurrence of any sort or type, in each case, that such holder, its successors and its assigns have, may have or may have had against the Company or any of its affiliates, directors, officers, employees, counsel or agents or representatives, whether current or former.

The undersigned acknowledges and agrees that the tender of shares of Class B-1 Common Stock made hereby may not be withdrawn except in accordance with the procedures set forth in the Offer to Exchange.

The undersigned represents and warrants that it has full power and authority to legally tender, sell, assign and transfer the shares of Class B-1 Common Stock tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered shares of Class B-1 Common Stock, and that, when and if the shares of Class B-1 Common Stock tendered hereby are accepted for exchange, the Company will acquire good and unencumbered title to the tendered shares of Class B-1 Common Stock free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to transfer ownership of such shares of Class B-1 Common Stock.

The undersigned understands that the issuance of New Notes upon exchange of the shares of Class B-1 Common Stock is exempt from registration pursuant to Section 3(a)(9) of the Securities Act. The Company has no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the Offer. No broker, dealer, salesperson, agent or other person, is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Offer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

The Company may terminate the Offer at any time in its sole discretion. The Company may not be required to accept all or any of the shares of Class B-1 Common Stock tendered hereby.

The undersigned understands that a valid tender of shares of Class B-1 Common Stock not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter of Transmittal, duly completed, dated and signed, together with all accompanying evidences of authority, including any other required documents. All questions as to the validity, form and eligibility of any tender of the shares of Class B-1 Common Stock hereunder (including time of receipt) and acceptance of tenders and withdrawals of shares of Class B-1 Common Stock will be determined by the Company in its sole discretion (which may delegate the power to make any determination in whole or in part to the Exchange Agent) and such determination shall be final and binding.

Questions and requests for assistance or for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Exchange Agent or Information Agent, whose addresses and telephone numbers appear on the final page of this Letter of Transmittal. See Instruction 6 below.

Signature(s) of holder(s) of shares of Class B-1 Common Stock

Must be signed by registered holders of shares of Class B-1 Common Stock exactly as such participant’s name appears on a security position listing as the owner of shares of Class B-1 Common Stock, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

X:

Date:

Name(s):

Capacity:

Address (Include Zip Code):

Tax Identification or Social Security Number (See Instruction 7):

Telephone Number (Include Area Code):

Non-U.S Holder(s) ONLY

Signature(s) of Non-U.S Holder(s) of shares of Class B-1 Common Stock

The undersigned, a Non-U.S. Holder, acknowledges that promptly following the Expiration Date, but no later than two business day thereafter, it must transfer to the Company funds sufficient to satisfy applicable U.S. withholding taxes payable in connection with the redemption of such Non U.S. Holder’s shares of Class B-1 Common Stock, and that failure to do so will result in his or her shares of Class B 1 Common Stock not being accepted for exchange pursuant to the Offer. Non-U.S. Holders must sign below exactly as such Non-U.S. Holder’s name appears on a security position listing as the owner of shares of Class B-1 Common Stock, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 & 3.

X:

Date:

Name(s):

Capacity:

Address (Include Zip Code):

Tax Identification or Social Security Number (See Instruction 7):

Telephone Number (Include Area Code):

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Delivery of Letter of Transmittal.  This Letter of Transmittal is to be completed by holders of shares of Class B-1 Common Stock. A properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein no later than 12:00 midnight, New York City time, on the Expiration Date.

An additional requirement applies to a Non-U.S. Holder in order for his or her shares of Class B 1 Common Stock to be accepted for exchange pursuant to the Offer as described in the Offer to Exchange under the caption “The Offer — Procedures for tendering shares of Class B-1 Common Stock in the Offer”. Promptly following the Expiration Date, but no later than two business day thereafter, a Non-U.S. Holder will be required to transfer to the Company funds sufficient to satisfy applicable U.S. withholding taxes payable in connection with the redemption of such Non U.S. Holder’s shares of Class B-1 Common Stock. The withholding tax, and the amount required to be transferred, will generally equal 30% of the face amount of the New Notes that would be payable to the Non-U.S. Holder if the holder’s shares are accepted for exchange, unless the Non-U.S. Holder is eligible to claim, and properly claims, a reduced rate of withholding under an applicable tax treaty with the U.S. A Non-U.S. Holder that tenders shares of Class B-1 Common Stock in the Offer but fails to transfer to the Company sufficient cash to satisfy withholding taxes will not have his or her shares of Class B 1 Common Stock accepted for exchange pursuant to the Offer.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IT IS SUGGESTED THAT THE TENDERING HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF SHARES OF CLASS B-1 COMMON STOCK WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY.

Shares of Class B-1 Common Stock tendered pursuant to the Offer may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Expiration Date, or such other time if this date is extended by the Company as described in the Offer to Exchange under the caption “The Offer — Expiration Date; Extensions; Amendments”. In order to be valid, a notice of withdrawal of tendered shares of Class B-1 Common Stock must comply with the requirements set forth in the Offer to Exchange under the caption “The Offer— Right of Withdrawal”.

2. Signatures on Letter of Transmittal, Powers and Endorsements.  This Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the shares of Class B-1 Common Stock tendered hereby.

If any of the shares of Class B-1 Common Stock tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If this Letter of Transmittal or any shares of Class B-1 Common Stock or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of its authority so to act must be submitted with this Letter of Transmittal.

3. Signatures for Name Change.  For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter of Transmittal should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this Letter of Transmittal should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.”

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of the New Notes, as described above.

4. Transfer Taxes.  The Company is not aware of any obligation of holders who tender their shares of Class B-1 Common Stock in the Offer to pay any transfer taxes. However, if any transfer tax would apply to the exchange offer, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to the Company by the tendering holder, the amount of such transfer taxes will be billed directly to the tendering holder.

5. Validity of Tender; Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered shares of Class B-1 Common Stock pursuant to any of the procedures described above, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in its sole discretion (and the Company may delegate the power to make any determination in whole or in part to the Exchange Agent). Any such determination will be final and binding. A holder’s tender will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. Neither the Company, the Exchange Agent, the Information Agent nor any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any shares of Class B-1 Common Stock, or will incur any liability for failure to give any such notification. The Company reserves the absolute right to reject any or all tenders of any shares of Class B-1 Common Stock determined by the Company not to be in proper form, or if the acceptance of or exchange of such shares of Class B-1 Common Stock may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any conditions to the Offer that the Company is legally permitted to waive.

6. Additional Copies.  Additional copies of this Letter of Transmittal may be obtained from the Information Agent at the address listed below.

7. Important Tax Information.  Under U.S. federal income tax law, each tendering holder is required to either (i) provide its correct taxpayer identification number (“TIN”) by completing the copy of the Substitute Form W-9 attached to this Letter of Transmittal, certifying that (1) it is a “United States person” (as defined in section 7701(a)(30) of the Code), (2) the TIN provided is correct (or that such U.S. holder is awaiting a TIN) and (3) that it is exempt from backup withholding because (a) it has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (b) it has been notified by the IRS that it is no longer subject to backup withholding or (ii) otherwise establish an exemption. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the IRS and backup withholding at a rate of 28% on the cash received pursuant to the Offer. If a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the IRS, in addition to any criminal penalty provided by law.

Certain tendering holders (including, among others, all corporations and certain Non-U.S. Holders) are exempt recipients not subject to backup withholding on the receipt of cash pursuant to the Offer. In order for a Non-U.S. Holder to qualify for this exemption, it must submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Exchange Agent, certifying under penalties of perjury to the tendering holder’s exempt status. Such Form may be obtained from the website maintained by the IRS at www.irs.gov. Exempt holders, other than Non-U.S. Holders, should furnish their TIN, write “exempt” on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed copy of the Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Instructions to Form W-9 for additional instructions.

Non-U.S. Holders that are eligible for a reduced rate of U.S. federal withholding tax on dividends based on the provisions of a tax treaty with the United States should provide a duly executed IRS Form W-8BEN and should complete Sections 9 and 10 of that form to claim benefits under an applicable tax treaty. A copy of IRS Form W-8BEN can be found on the IRS website at the following link http://www.irs.gov/pub/irs-pdf/fw8ben.pdf. A Non-U.S. Holder should consult their own tax advisor regarding their eligibility to claim tax treaty benefits as well as any questions relating to Form W-8BEN.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by such holder from the IRS upon filing an income tax return, provided that the applicable information and forms are provided to the IRS and other requirements are satisfied.

A Non-U.S. Holder will be required to transfer to the Company funds sufficient to satisfy applicable U.S. withholding taxes payable in connection with the redemption of such Non U.S. Holder’s shares of Class B-1 Common Stock. The withholding tax, and the amount required to be transferred, will generally equal 30% of the face amount of the New Notes that would be payable to the Non-U.S. Holder if the holder’s shares are accepted for exchange, unless the Non-U.S.

Holder is eligible to claim, and properly claims, a reduced rate of withholding under an applicable tax treaty with the U.S. A Non-U.S. Holder that tenders shares of Class B-1 Common Stock in the Offer but fails to transfer to the Company sufficient cash to satisfy withholding taxes will not have his or her shares of Class B 1 Common Stock accepted for exchange pursuant to the Offer.

SEE THE ENCLOSED SUBSTITUTE FORM W-9, REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION, FOR ADDITIONAL INFORMATION AND INSTRUCTIONS.

8. Withdrawal of Tenders.  For a withdrawal of tendered shares of Class B-1 Common Stock to be effective, a written notice of withdrawal must be received by the Exchange Agent no later than 12:00 midnight, New York City time, on the Expiration Date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must: (i) specify the name of the person who tendered the shares of Class B-1 Common Stock to be withdrawn, (ii) contain the description of the shares of Class B-1 Common Stock to be withdrawn, and (iii) be signed by the holder of such shares of Class B-1 Common Stock in the same manner as the original signature on the Letter of Transmittal by which such shares of Class B-1 Common Stock were tendered. If the shares of Class B-1 Common Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written notice of such withdrawal even if physical release is not yet effected.

Any permitted withdrawal of shares of Class B-1 Common Stock may not be rescinded. Any shares of Class B-1 Common Stock properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer, provided, however, that withdrawn shares of Class B-1 Common Stock may be re-tendered again by following one of the appropriate procedures described herein at any time but no later than 12:00 midnight, New York City time, on the Expiration Date.

9. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering shares of Class B-1 Common Stock, requests for assistance or additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to, and additional information about the offer may be obtained from, either the Exchange Agent or the Information Agent, whose addresses and telephone numbers appear on the back cover page of this Letter of Transmittal.

SUBSTITUTE FORM W-9

PAYER’S NAME
Payee’s Name: Business Name (if different): Address: Mark Appropriate Box ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR Employer Identification Number(s)

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 2 — Certification —
Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE REDEMPTION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter may be withheld until I provide a taxpayer identification number.

Signature:       Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.  Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the SOCIAL
SECURITY number
For this type of account:		of:
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietor or single-owner LLC	The owner(3)

Give the EMPLOYER
IDENTIFICATION number
For this type of account:		of:
6.	A valid trust, estate or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
7.	Corporation or LLC electing corporate status	The corporation or LLC
8.	Partnership or multi-member LLC	The partnership or LLC
9.	Association, club, religious, charitable or educational or other tax-exempt organization	The organization
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name. You may also enter your business or “doing business as” name. You may use either your social security number or, if you have one, your employer identification number. If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM. If you do not have a TIN, but have applied for one, write “Applied For” in the space for the TIN, complete the Certificate of Awaiting Taxpayer Identification Number, sign and date the form and return it to the requestor.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “applied for” in the space provided for the taxpayer identification number, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requestor.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), or an individual retirement account.

•	The United States or any wholly-owned agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government or any wholly-owned agency or instrumentality thereof.

•	An international organization or any wholly-owned agency or instrumentality thereof.

Payees specifically exempted from backup withholding on interest and dividend payments include the following:

•	A corporation.

•	A financial institution.

•	A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust or a non-exempt trust described in section 4947.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank issue.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

U.S. Exempt payees described above should generally file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. MARK “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. FOREIGN EXEMPT PAYEES DESCRIBED ABOVE SHOULD GENERALLY FILE A PROPERLY COMPLETED IRS FORM W-8BEN, W-8ECI, W-8IMY (OR SUCCESSOR OR OTHER APPLICABLE FORM) TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING.

Certain payments other than dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6045, 6050A, 6050N and their regulations.

Privacy Act Notice — Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

(5) Failure to Report Certain Dividend and Interest Payments — If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure is strong evidence of negligence. If negligence is shown, you will be subject to a penalty of 20% on any portion of an underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE

The Exchange Agent for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042 Phone: Toll-free (877) 248-6417 (718) 921-8317	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Information Agent at its respective telephone numbers and mailing addresses set forth below.

The Information Agent for the Offer is:

If delivering by mail:	If delivering by hand or courier:

American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272-2042 Phone: Toll-free (877) 248-6417 (718) 921-8317	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219